Property and Equipment, Net	12 Months Ended
Dec. 31, 2025
Property and Equipment, Net [Abstract]
PROPERTY AND EQUIPMENT, NET

8.      PROPERTY AND EQUIPMENT, NET

Property and equipment, net, consisted of the following:

	As of December 31,
	2024	2025
Office equipment and furniture	$399,951	$532,730
Vehicles	108,575	104,488
Total	508,526	637,218
Less: accumulated depreciation	(209,821)	(372,036)
Total property and equipment, net	$298,705	$265,182

Depreciation expenses of property and equipment totaled US$120,041, US$250,625 and US$177,938 for the years ended December 31, 2023, 2024 and 2025, respectively. In October 2024, the Group sold the building of Japan Biltech for a gross sales price of US$1,781,754 (JPY280,000,000) and realized US$222,763 gain from disposal of the property. In March 2025, the Group sold the building of Cloud Japan for a gross sales price of US$2,382,919(JPY375,000,000) and realized US$320,716 gain from disposal of the property.